Fees Summary	Sep. 22, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 114,683,750
Previously Paid Amount	0
Total Fee Amount	17,558.09
Total Offset Amount	0
Net Fee	$ 17,558.09